SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Tarpon Coast Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed: March 20, 2003

TARPON COAST BANCORP, INC.
1490 Tamiami Trail
Port Charlotte, Florida 33948
(941) 629-8111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 28, 2003

     Notice is hereby given that the 2003 Annual Meeting of Shareholders of Tarpon Coast Bancorp, Inc. (the “Company”) will be held at the Best Western Waterfront Hotel, 300 Retta Esplanade, Punta Gorda, Florida 33950, on Monday, April 28, 2003, at 5:00 P.M. (“Annual Meeting”), for the following purposes:

     1.     Elect Directors. To elect three directors to serve until the Annual Meeting of Shareholders in 2006.

     2.     Other Business. To transact such other or further business as may properly come before the 2003 Annual Meeting and any adjournment or postponement thereof.

     Only shareholders of record at the close of business on March 7, 2003, are entitled to notice of and to vote at the 2003 Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the 2003 Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to American Stock Transfer & Trust Company in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the 2003 Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS April 1, 2003

Lewis S. Albert	Todd H. Katz
Chairman & Chief Executive Officer	Vice Chairman & President

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO AMERICAN STOCK TRANSFER & TRUST COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 2003 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
OF
TARPON COAST BANCORP, INC.
TO BE HELD ON
APRIL 28, 2003

INTRODUCTION

General

     This Proxy Statement is being furnished to the shareholders of Tarpon Coast Bancorp, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the outstanding shares of the $.01 par value common stock of the Company (“Company Common Stock”) for use at the Annual Meeting of Shareholders of the Company to be held on Monday, April 28, 2003, and at any adjournment or postponement thereof (“2003 Annual Meeting”). The 2003 Annual Meeting is being held to (i) elect three directors to serve until the Annual Meeting of Shareholders in 2006, and (ii) transact such other or further business as may properly come before the 2003 Annual Meeting and any adjournment or postponement thereof. The Board of Directors of the Company knows of no other business that will be presented for consideration at the 2003 Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated April 1, 2003, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of the Company on April 1, 2003.

     The principal executive offices of the Company are located at 1490 Tamiami Trail, Port Charlotte, Florida 33948. The telephone number of the Company at such offices is (941) 629-8111.

Record Date, Solicitation and Revocability of Proxies

     The Board of Directors of the Company has fixed the close of business on March 7, 2003, as the record date for the determination of Company shareholders entitled to notice of and to vote at the 2003 Annual Meeting. Accordingly, only holders of record of shares of Company Common Stock at the close of business on such date will be entitled to vote at the 2003 Annual Meeting. At the close of business on such date, there were 1,182,151 shares of the Company Common Stock outstanding and entitled to vote held by 829 shareholders of record. Holders of the Company Common Stock are entitled to one vote on each matter considered and voted upon at the 2003 Annual Meeting for each share of Company Common Stock held of record at the close of business on March 7, 2003. The affirmative vote of the holders of a majority of shares of Company Common Stock represented and entitled to vote at the 2003 Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders.

     Shares of the Company Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the 2003 Annual Meeting and not revoked, will be voted at the 2003 Annual Meeting in accordance with the instructions indicated in such proxy.

     IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF THE COMPANY COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE COMPANY OF THE THREE NOMINEES LISTED BELOW, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE 2003 ANNUAL MEETING.

     A shareholder who has given a proxy may revoke it at any time prior to its exercise at the 2003 Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Secretary of the Company a duly executed proxy bearing a later date, or (iii) appearing in person at the 2003 Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005.

     A copy of the 2002 Annual Report to Shareholders, including financial statements for the year ended December 31, 2002, accompanies this Proxy Statement.

ELECTION OF DIRECTORS

General

     The 2003 Annual Meeting is being held to elect three directors of the Company to serve three-year terms of office. The Board of Directors of the Company is divided into three classes, with the terms of office of the classes ending in successive years. The terms of directors of Class III expire at the 2003 Annual Meeting. Accordingly, the three members of Class III are standing for re-election to a three-year term expiring at the Annual Meeting of Shareholders in 2006.

     All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the three nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.

Directors

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE THREE NOMINEES LISTED BELOW.

     The following table sets forth the name of each nominee or director continuing in office of the Company; a description of his or her position and offices with the Company other than as a director, if any; a brief description of his or her principal occupation and business experience during at least the last five years; and certain other information including the director’s age and the number of shares of Company Common Stock beneficially owned by the director on March 7, 2003. Each of the following individuals is also serving as a director of Tarpon Coast National Bank (the “Bank”), which is a wholly owned subsidiary of the Company. For information concerning membership on committees of the Board of Directors, see “ELECTION OF DIRECTORS — Information About the Board of Directors and Its Committees.”

Amount,
Percentage
and
Nominee or Director		Nature of Beneficial
Continuing in Office	Information About	Ownership
and Year First Elected	Nominee or Director	of Company
a Director	Continuing in Office	Common Stock(1)

NOMINEES FOR DIRECTORS

CLASS III Term Expires Annual Meeting 2006

James R. Baker 1997	Mr. Baker is retired from J&J Baker Enterprises a bio-solids management operations company based in Punta Gorda which he founded in 1984. Mr. Baker is 65.	13,390(2) 1.0%

Billie A. Barger 1997	Mr. Barger has 54 years of banking experience and has been a partner and the President of Bar-Ton of Pinellas, Inc., the owner of a service station/food mart since 1989. Mr. Barger is 75.	1,338(3) *

Todd H. Katz 1997	Mr. Katz has served as Vice Chairman and President of the Company and the Bank since 1997. Prior to organizing the Company, Mr. Katz served as General Counsel of Southwest Banks, Inc, a multi-bank holding company from 1993 to 1997. Mr. Katz is 37.	31,486(4) 2.4%

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

CLASS II Term Expires Annual Meeting 2005

Lewis S. Albert 1997	Mr. Albert has served as Chairman and CEO of the Company and the Bank since 1997. Prior to organizing the Company, Mr. Albert	27,389 (5) 2.1%

Amount,
Percentage
and
Nominee or Director		Nature of Beneficial
Continuing in Office	Information About	Ownership
and Year First Elected	Nominee or Director	of Company
a Director	Continuing in Office	Common Stock(1)

was Senior Vice President and Chief Financial Officer of Southwest Banks, Inc, a multi-bank holding company from 1993 to 1997. Mr. Albert is 50.

Mark O. Asperilla 1997	Dr. Asperilla is a practicing physician who has directed Mark O. Asperilla, M.D., P.A. in Port Charlotte since 1992. Dr. Asperilla is 48.	16,068 (6) 1.2%

Gerald P. Flagel 1997	Mr. Flagel is an attorney and certified public accountant who has offered financial consulting as Gerald P. Flagel & Associates, P.A. in Naples, Florida since 1990. Mr. Flagel is 66.	20,580 (7) 1.6%

CLASS I Term Expires Annual Meeting 2004

James C. Brown 1997	Mr. Brown has been the President and owner of Miami-Valley Ready Mix of Florida, a concrete manufacturing company headquartered in Port Charlotte, since 1982. Mr. Brown is 63.	17,190 (8) 1.3%

Gina D. Hahn 1997	Mrs. Hahn has served as Vice President of Jewel Equities Corp, a real estate development company she started with her husband, since 1972. She is the mother-in-law of Mr. Katz. Mrs. Hahn is 71.	24,390 (9) 1.8%

Larry A. Tenbusch 1997	Mr. Tenbusch has been the President of Tenbusch Construction, a residential home builder, since 1983. Mr. Tenbusch is 47.	10,084 (10) *

(1)	Information relating to beneficial ownership of Company Common Stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Company Common Stock set forth opposite their names.

(2)	Includes 3,390 shares, which Mr. Baker has the right to acquire pursuant to presently exercisable stock warrants.

(3)	Includes 338 shares, which Mr. Barger has the right to acquire pursuant to presently exercisable stock warrants.

(4)	Includes 15,000 shares which Mr. Katz has the right to acquire pursuant to presently exercisable stock options and 384 shares held by him as custodian for a minor child.

(5)	Includes 15,000 shares, which Mr. Albert has the right to acquire pursuant to presently exercisable stock options.

(6)	Includes 4,068 shares, which Dr. Asperilla has the right to acquire pursuant to presently exercisable stock warrants.

(7)	Includes 6,780 shares, which Mr. Flagel has the right to acquire pursuant to presently exercisable stock warrants.

(8)	Includes 3,390 shares, which Mr. Brown has the right to acquire pursuant to presently exercisable stock warrants.

(9)	Includes 3,390 shares which Mrs. Hahn has the right to acquire pursuant to presently exercisable stock warrants and 11,000 shares held by her spouse.

(10)	Includes 2,034 shares, which Mr. Tenbusch has the right to acquire pursuant to presently exercisable stock warrants.

(*) Denotes less than 1.0% ownership.

Information About the Board of Directors and Its Committees

     The Board of Directors of the Company held four meetings during the year ended December 31, 2002. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. The Company’s Board of Directors presently has two committees, the Nominating and Audit Committees.

     The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors. While the Committee will consider nominees recommended by shareholders, it has not actively solicited recommendations nor established any procedures for this purpose. The Board held one meeting in its capacity as the Nominating Committee during 2002.

     Certain information regarding the function of the Audit Committee, their membership, and the number of meetings held during 2002 follows below under separate heading.

     The Company and the Bank paid fees to the non-officer directors who actually attended the meetings at the rate of $250 for each of the four quarterly Company meetings and $400 per monthly Bank meeting. The Company does not have a Compensation Committee, since the Company does not pay any compensation or benefits to officers and employees.

Audit Committee

     The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Company’s accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by the NASD guidelines.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as the Company’s independent accountants. The Audit Committee reviews the Company’s financial statements and internal accounting policies and controls; reviews with the independent accountants the scope of their engagement and all material matters relating to financial reporting and accounting procedures of the Bank; as members of the Board of Directors, reviews at regular meetings of the Board loan portfolio information, with particular attention given to classified loans, loans past due, non-performing loans and trends regarding the same; and reviews reports of examination by regulatory authorities. The Audit Committee also, as appropriate, reviews, evaluates, discusses and consults with Company management, the Company internal audit personnel and the independent accountants regarding the following:

•	the plan for, and the independent accountants’ report on, each audit of the Company’s financial statements

•	changes in the Company’s accounting practices, principles, controls or methodologies, or in the Company’s financial statements, and recent developments in accounting rules

     This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.

     The Audit Committee is responsible for recommending to the Board that the Company’s financial statements be included in the Company’s annual report. The Committee took a number of steps in making this recommendation for 2002. First, the Audit Committee discussed with the Company’s independent auditors, those matters that the auditors communicated to the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the auditor’s independence with the auditors and received a letter from the auditors regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the auditor’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with Company management and the auditors, the Company’s audited consolidated financial statements as of, and for the year ended, December 31, 2002. Based on the discussions with the auditors concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company’s Annual Report on Form 10-K include these financial statements.

Audit Committee

     Mark O. Asperilla, M.D.
     James R. Baker
     Gerald P. Flagel, Audit Committee Chairman

Executive Officers

     The following lists the executive officers of the Company, all positions held by them in the Company, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which precedes the Company’s annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

Name and Position
Held in the Company	Information About Executive Officer

Lewis S. Albert Chairman and Chief Executive Officer	Mr. Albert has served as Chairman and Chief Executive Office of the Company and the Bank since their organization in 1997 and 1998, respectively. Prior to working full time organizing the Company, Mr. Albert served as Senior Vice President and Chief Financial Officer of Southwest Banks, Inc, a multi-bank holding company from 1993 to 1997. Mr. Albert is 50.

Todd H. Katz Vice Chairman and President	Mr. Katz has served as Vice Chairman and President of the Company and the Bank since their organization in 1997 and 1998, respectively. Prior to working full time organizing the Company, Mr. Katz served as General Counsel of Southwest Banks, Inc, a multi-bank holding company from 1993 to 1997. Mr. Katz is 37.

George E. Cline III Senior Vice President and Chief Financial Officer	Mr. Cline has served as Senior Vice President and Chief Financial Officer of the Company since February 1998 and Senior Vice President, Chief Financial Officer and Cashier of the Bank since June 1998. Prior to then, Mr. Cline served as Senior Vice President and Chief Financial Officer of Rutland Bank in St. Petersburg, Florida. Mr. Cline is 58.

Management Stock Ownership

     As of March 7, 2003, based on available information, all directors and officers of the Company as a group (ten persons) beneficially owned 167,915 shares of Company Common Stock, which constituted 12.58% of the number of shares outstanding at that date.

Executive Compensation and Benefits

     The following table sets forth all cash compensation for the Company’s Chief Executive Officer and President for services to the Company in 2002. Messrs. Albert and Katz were the only officers who received more than $100,000 in compensation during 2002.

SUMMARY COMPENSATION TABLE

				Long Term Compensation

	Annual Compensation				Awards		Payouts
Name
And				Other (1)	Restricted
Principal				Annual	Stock	Options/	LTIP	All Other
Position	Year	Salary	Bonus	Compensation	Award(s)	SARs	Payouts	Compensation (2)

Lewis S. Albert	2002	$125,400	-0-	$6,498	-0-	-0-	-0-	$3,762
Chairman and Chief	2001	$112,000	-0-	$4,611	-0-	-0-	-0-	$3,360
Executive Officer	2000	$105,333	-0-	$3,411	-0-	10,000	-0-	$3,160
Officer of the Bank
Todd H. Katz	2002	$125,400	-0-	$3,140	-0-	-0-	-0-	$3,762
Vice Chairman and	2001	$112,000	-0-	$2,225	-0-	-0-	-0-	$3,360
President of the Bank	2000	$105,333	-0-	$2,225	-0-	10,000	-0-	$3,160

(1)	Represents club membership.
(2)	Represents amounts contributed by the Bank to accounts in the Section 401(k) Plan.

The Company has an Officer and Employee Stock Option Plan and an Organizers’ Warrant Plan under which shares of its Common Stock are issuable, each of which was previously approved by Company shareholders. The following sets forth certain information regarding these Plans:

EQUITY COMPENSATION PLAN INFORMATION

	Number of	Weighted average	Number of securities
	securities to be	exercise price of	remaining available
	issued upon	outstanding	for future issuance
	exercise of	options, warrants	under equity
	outstanding	and rights (b)	compensation plans
	options, warrants		(excluding securities
	and rights (a)		reflected in column

Equity compensation plans approved by security holders	213,943	$10.07	7,500
Equity compensation plans not approved by security holders	-0-	-0-	-0-

total	213,943	$10.07	7,500

Information on Benefit Plans and Policies

     Stock Option Plan. The Company has an Officers and Employees’ Stock Option Plan for its officers and employees (the “Plan”). The purpose of the Plan is to advance the interests of the Company by affording to the Company’s officers an opportunity to increase their proprietary interest in the continued growth and financial success of the Company. The Plan also reinforces the Company’s efforts to retain and attract highly competent individuals upon whose judgment, initiative, leadership, and continued efforts, the future viability and success of the Company in large measure depends.

     Under the Plan, 125,000 shares of Company Common Stock are reserved for issuance, subject to antidilution adjustments. Of this amount, as of March 8, 2003, options for 20,000 shares each were issued to Lewis S. Albert and Todd H. Katz and an option for 10,000 shares was issued to George E. Cline III, Senior Vice President and Chief Financial Officer. All options have an exercise price of $10.00, except options for 10,000 shares each were issued to Lewis S. Albert and Todd H. Katz at an exercise price of $ 9.50. The balance of the shares have been issued to various other officers of the Bank as part of their compensation and were issued to Company officers and employees as the Board of Directors in its discretion determined.

     Under the Plan, the Board of Directors may elect to make awards of both incentive stock options intended to meet the requirements of certain sections of the Internal

Revenue Code of 1986, as amended, from time to time, and nonqualified stock options which do not meet such requirements.

     The Plan provides for the vesting of 10% of the total stock option award each year beginning with the year during which the option was granted. Of the 30,000 options granted each to Messrs. Albert and Katz, 15,000 are immediately exercisable. Any options not exercised within 10 years from the date of grant shall expire. If a participant ceases to be employed by the Company because of disability or death, the participant (or his estate as the case may be) may exercise options, which were exercisable upon such termination of employment for three months (in the case of retirement) and twelve months (in the case of disability or death) after such termination. If a participant ceases to be employed by the Company for any reason except death, disability or retirement, any option or options granted him or her under the Plan, which have not been exercised, shall be deemed cancelled. Upon any merger, combination, sale of substantially all of the assets of the Company, or a change of control of the Company (as defined in the Plan), all outstanding stock options become immediately exercisable, regardless of how many years have passed since the date of grant. No stock option may be transferred by an optionee otherwise then by will or the laws of descent and distribution, and such stock option is exercisable during the lifetime of the optionee, only by the optionee or a legal guardian or personal representative.

     The Plan is administered by a committee consisting of all members of the Board of Directors of the Company who (at the time they exercise discretion in making decisions under the Plan) are not, and have not at any time for one year prior thereto been, eligible to receive an option under the Plan. The Board of Directors, at the recommendation of Executive Management, determines, subject to the provisions of the Plan, which employees will receive options, the numbers of shares to be optioned to any employee, the date of grant of each option, and all other terms and conditions governing each option.

     The Board of Directors may at any time amend or terminate the Plan; however, without the approval of the shareholders of the Company, the Board may not amend the Plan to increase the aggregate number of shares for which options may be granted (except as may be necessary to adjust for certain antidilution events) or alter the class of persons eligible to receive options under the Plan. No amendment or termination of the Plan may, without the consent of the optionee, adversely affect the rights of any options with respect to an option or the unexercised portion thereof.

     There were no option grants in the last fiscal year to Messrs. Albert and Katz as of December 31, 2002.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
OPTION/SAR VALUES

Number of
			Securities	Value of
			Underlying	Unexercised
	Shares		Unexercised	in-the-Money
	Acquired		Options/SARs	Options/SARs
	On	Value	at FY-End (#)	at FY-End($)
	Exercise	Realized	Exercisable/	Exercisable/
Name	(#)	($)	Unexercisable	Unexercisable

Lewis S. Albert	0	0	15,000/15,000	$0/$0
Todd H. Katz	0	0	15,000/15,000	$0/$0

Employment Agreement. The Company has entered into Employment Agreements with Lewis S. Albert and Todd H. Katz. Until May 31, 2002, a base annual salary of $112,000 was paid to each of Messrs. Albert and Katz. Commencing June 1, 2002, the Agreements provided for a base annual salary of $135,000 each to Messrs. Albert and Katz. The Agreements also include provisions for club memberships, disability insurance and life insurance policies in the amount of $200,000 each.

     Each Agreement terminates on December 31, 2003 and is terminable by the Company for “cause”, as defined in the Agreement at any time upon written notice to the executive. Generally, the Agreement also provides that (i) upon termination of the agreement for “cause”, the executive is entitled to salary and accrued and unpaid bonus amounts up to the date of such termination; (ii) upon termination of the Agreements “without cause”, the executive is entitled to a lump sum payment equivalent to 100% of the compensation received or due in the previous twelve months; and (iii) upon the death of the executive, the executive’s estate will be entitled to receive any accrued and unpaid salary at the date of death through the end of the month in which executive death occurred, plus an amount equal to 90 days salary. The Company also must provide the executive’s survivors with any benefits it provided the executive for such additional 90 day. The executive also will have been deemed to be terminated without cause if there is a change in control (as defined in the Agreement).

     Profit Sharing Plan. The Bank has adopted a 401(k) Profit Sharing Plan. Employees are eligible to participate after meeting certain length of service requirements. Each year, participants may elect to defer up to 20% of compensation instead of receiving that amount in cash. The Bank may contribute a matching amount up to half of the participant’s voluntary contribution, not to exceed 3%. Amounts deferred by participants are fully vested. Contributions by the Bank vest based on percentage amounts of 20% to 100% over two to six years of service.

Certain Transactions

     The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.

OWNERSHIP OF EQUITY SECURITIES

     As of March 7, 2003, there were no shareholders known to the Company to be beneficial owners, as defined by rules of the Securities and Exchange Commission, of 5% or more of the outstanding shares of the Company Common Stock.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Proposals of shareholders of the Company intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before December 1, 2003, in order to be included in the Company’s Proxy Statement and form of proxy relating to the 2004 Annual Meeting of Shareholders.

SECTION 16(a) REPORTING REQUIREMENTS

     Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Company, and persons who beneficially own more than 10% of Company Common Stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 — Annual Statement of Changes in Beneficial Ownership, the Company believes that, during 2002, all filing requirements applicable to reporting persons were met.

INDEPENDENT PUBLIC ACCOUNTANTS

     Hill, Barth & King LLC (“HBK”) have served as independent auditors of the Company since 1997. The Board of Directors has not yet selected independent auditors for the fiscal year ending December 31, 2003. Representatives of HBK are expected to be present at the 2003 Annual Meeting and will have the opportunity to make a statement if they desire to do so and respond to appropriate questions.

Audit Fees

     The aggregate fees billed for professional services by Hill, Barth & King LLC. in connection with the audit of the annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Company’s quarterly filings with the Securities and Exchange Commission was $54,171. Hill, Barth & King LLC also were compensated for the preparation of the Company’s federal and state tax filings in the amount of $4,500.

OTHER INFORMATION

Proxy Solicitation

     The cost of soliciting proxies for the 2003 Annual Meeting will be paid by the Company. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of the Company Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

Miscellaneous

     Management of the Company does not know of any matters to be brought before the 2003 Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the 2003 Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

     Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company’s Annual Report on Form 10-KSB for its fiscal year ended December 31, 2002, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to Tarpon Coast Bancorp, Inc. 1490 Tamiami Trail, Port Charlotte, Florida 33948, Attention: Todd H. Katz.

PROXY CARD

REVOCABLE PROXY

TARPON COAST BANCORP, INC.

     PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2003.

     The undersigned hereby appoints George E. Cline III and Michael T. Ezzell, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of Tarpon Coast Bancorp, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Best Western Waterfront Hotel; 300 Retta Esplanade, Punta Gorda, Florida, on Monday, April 28, 2003, at 5:00 P.M., and at any adjournment thereof.

     SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE THREE DIRECTORS LISTED BELOW. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.	ELECTION OF DIRECTORS

	FOR	AGAINST		ABSTAIN

	☐	☐	☐	James R. Baker

	☐	☐	☐	Billie A. Barger

	☐	☐	☐	Todd H. Katz

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PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SHARES ______________

DATED April ____, 2003

Signature

Signature if held jointly

Please print or type your name

☐  Please mark here if you intend to attend the 2003 Annual Meeting of Shareholders.

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